UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 23, 2024

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure

Entergy Corporation (“Entergy”) is undertaking the transaction described under Item 8.01 below to eliminate the risk and volatility associated with the transferred pension liability, which is fully funded, and is consistent with its pension de-risking strategy. The one-time non-cash pension settlement charge that will result from the transaction will be considered an “adjustment” to Entergy’s net income under generally accepted accounting principles (“GAAP”), and therefore will not affect Entergy’s adjusted earnings per share (non-GAAP). The impacts to Entergy’s ongoing earnings and credit outlooks are expected to be immaterial. Entergy affirms its adjusted earnings per share and credit outlooks.

Cautionary note regarding forward-looking statements

In this news release, and from time to time, Entergy Corporation makes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements regarding Entergy’s 2024 earnings guidance; current financial and operational outlooks; expected impacts to credit metrics and ratings; and other statements of Entergy’s plans, beliefs, or expectations included in this news release. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this news release and in Entergy’s most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by the utilities and (2) implementation of the ratemaking effects of changes in law; (c) uncertainties associated with (1) realizing the benefits of its resilience plan, including impacts of the frequency and intensity of future storms and storm paths, as well as the pace of project completion and (2) efforts to remediate the effects of major storms and recover related restoration costs; (d) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (e) changes in decommissioning trust values or earnings or in the timing or cost of decommissioning Entergy’s nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with executing on business strategies, including strategic transactions that Entergy or its subsidiaries may undertake and the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized; (h) direct and indirect impacts to Entergy or its customers from pandemics, terrorist attacks, geopolitical conflicts, cybersecurity threats, data security breaches, or other attempts to disrupt Entergy’s business or operations, and/or other catastrophic events; and (i) effects on Entergy or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (2) the effects of changes in commodity markets, capital markets, or economic conditions; and (3) the effects of technological change, including the costs, pace of development, and commercialization of new and emerging technologies.

Item 8.01 Other Events.

On May 23, 2024, Entergy Corporation (“Entergy”) entered into a commitment agreement by and between Entergy, Newport Trust Company, LLC (Newport”), as independent fiduciary of Entergy Corporation Retirement Plan II for Non-Bargaining Employees, Entergy Corporation Retirement Plan II for Bargaining Employees, Entergy Corporation Retirement Plan III, and Entergy Corporation Retirement Plan IV for Bargaining Employees (the “Pension Plans”), and the Metropolitan Life Insurance Company (“MetLife”), under which the Pension Plans purchased a nonparticipating single premium group annuity contract from MetLife to settle approximately $1.157 billion of benefit liabilities of the Pension Plans.

The purchase of the group annuity contract is expected to close on May 31, 2024. The group annuity contract primarily covers a population that includes 3,447 retirees, joint annuitants, beneficiaries and alternate payees who commenced benefit payments from the Pension Plans on or before March 1, 2024 (“Transferred Participants”). MetLife irrevocably guarantees and assumes the sole obligation to make future monthly pension benefit payments to the Transferred Participants as provided under its group annuity contract, with direct payments beginning September 1, 2024. The aggregate amount of each Transferred Participant’s payment under the group annuity contract will be equal to the amount of each individual’s payment under the Pension Plans.

Participants in the Pension Plans who are not covered by the group annuity contract, including participants who commence benefit payments after March 1, 2024, as well as certain excluded participants who commenced benefit payments on or before March 1, 2024, will not be affected by this transaction.

Transferred Participants will continue to receive their benefits from the Pension Plans until September 1, 2024, at which time MetLife will assume responsibility for administrative services, including distribution of payments to the Transferred Participants.

The purchase of the group annuity contract is funded directly by assets of the Pension Plans. The transferred pension liability requires no additional funding prior to transfer, as the liability was fully funded. As a result of the transaction, Entergy expects to recognize a one-time non-cash pension settlement charge in the second quarter of 2024 estimated in the range of $305 million to $335 million on a pre-tax basis (approximately $241 million to $265 million after-tax); however, the actual amount of the settlement charge will depend on finalization of the actuarial and other assumptions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
(Registrant)
Date: May 24, 2024
/s/ Barrett E. Green
(Signature) Barrett E. Green Vice President and Treasurer